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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): April 19, 2007
                                                          --------------


                            THE X-CHANGE CORPORATION
                            ------------------------
             (Exact name of registrant as specified in its charter)


               Nevada                 002-41703            90-0156146
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   (State or other jurisdiction    (Commission File     (I.R.S. Employer
         of incorporation)              Number)        Identification No.)


                     710 Century Parkway, Allen, Texas 75013
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 747-0051
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Effective April 19, 2007, The X-Change Corporation's Board of Directors engaged KBA Group, LLP as the Company's independent registered public accounting firm.

     During the two fiscal years ended December 31, 2006 and the subsequent interim period through April 19, 2007, we did not consult with KBA Group, LLP regarding either:

     (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor did KBA Group, LLP provide written or oral advice to us that was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or

     (ii) any matter that was either the subject of a disagreement, or a reportable event.

A copy of the press release is filed herewith as Exhibit 99.1

ITEM 7.01.  REGULATION FD DISCLOSURE.

     A copy of the press release announcing the engagement of KBA Group, LLP is attached as Exhibit 99.1 and is hereby incorporated by reference to this Item 7.01.

     The information in the press release is being furnished pursuant to Item
7.01 of Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in the press release shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.
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99.1    Press Release, dated April 19, 2007, announcing the engagement of KBA
        Group, LLP.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 24, 2007                   THE X-CHANGE CORPORATION



                                        By: /s/ Michael L. Sheriff
                                           --------------------------------
                                           Michael L. Sheriff
                                           President and Chief Executive Officer